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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Philip A. Taylor 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 439-3217

Date of fiscal year end: 2/28

Date of reporting period: 8/31/14

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	August 31, 2014

Invesco Dynamic Credit Opportunities Fund

NYSE: VTA

2	Letters to Shareholders

3	Fund Performance

4	Dividend Reinvestment Plan

5	Schedule of Investments

23	Financial Statements

26	Notes to Financial Statements

36	Financial Highlights

38	Approval of Investment Advisory and Sub-Advisory Contracts

40	Proxy Results

Unless otherwise noted, all data provided by Invesco.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

While the members of the Invesco Funds Board, which I chair, can’t dictate the performance of the Invesco funds, be assured that your Board works diligently throughout the year to focus on how your investments are managed. Our job is to represent you and your interests on a variety of fund management-related matters. We regularly monitor how the portfolio management teams of the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions, and we review the investment strategies and investment process employed by each fund’s management team as explained in the fund’s prospectus.

Perhaps our most significant responsibility is conducting the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information from Invesco that allows us to evaluate the quality of its services and the reasonableness of its fees. We also use information from a variety of independent sources, including materials provided by the independent senior officer of the Invesco funds, who reports directly to the independent trustees on the Board. Additionally, we meet with legal counsel and review performance and fee data prepared for us by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

After a careful review, the members of the Invesco Funds Board approved the continuation of advisory and sub-advisory contracts with Invesco Advisers and its affiliates.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a list of its investments as of the close of the reporting period. I hope you find this report of interest.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go.

Also, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page.

For questions about your account, feel free to contact an Invesco client services representative at 800 341 2929. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Dynamic Credit Opportunities Fund

Fund Performance

Performance summary

Cumulative total returns, 2/28/14 to 8/31/14

Fund at NAV	4.14%
Fund at Market Value	1.37
Credit Suisse Leveraged Loan Index▼	2.02

Market Price Discount to NAV as of 8/31/14	-9.14

Source: ▼Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value (NAV) and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The Credit Suisse Leveraged Loan Index represents tradeable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

    The Fund is not managed to track the performance of any particular index, including the index described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

3                         Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Fund (the Fund). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase your shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/us, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. If you are writing to us, please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If the Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

4                         Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

August 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–114.08%(a)(b)
Aerospace & Defense–2.72%
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/19		1,671	$1,677,759
Second Lien Term Loan	8.25%	11/30/19		165	167,078
Consolidated Aerospace Manufacturing, LLC, Term Loan (Acquired 02/28/14; Cost $1,168,455)	5.00%	03/27/20		1,174	1,173,958
DAE Aviation Holdings, Inc.,
Term Loan B-1	5.00%	11/02/18		2,649	2,663,532
Term Loan B-2	5.00%	11/02/18		985	990,758
DynCorp International Inc., Term Loan	6.25%	07/07/16		459	458,533
Element Materials Technology Group US Holdings Inc., Term Loan B (Acquired 08/06/14; Cost $844,771)	5.25%	08/08/21		849	851,112
IAP Worldwide Services, Inc.,
Revolver(c)	—	07/18/18		1,444	1,451,625
Second Lien Term Loan	9.25%	07/18/19		1,707	1,536,457
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/19		149	148,752
First Lien Term Loan	4.75%	10/25/19		3,751	3,747,712
PRV Aerospace, LLC, Term Loan	6.50%	05/09/18		2,501	2,505,221
Sequa Corp., Term Loan	5.25%	06/19/17		2,616	2,569,044
Transdigm, Inc., Term Loan D	3.75%	06/04/21		8,069	8,030,520
					27,972,061

Air Transport–0.95%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16		7,019	6,861,525
Revolver Loan(d)	0.00%	10/18/17		1,032	1,006,467
United Continental Holdings, Inc., Term Loan B-1(c)	—	09/15/21		1,884	1,884,399
					9,752,391

Automotive–6.26%
Affinia Group Inc., Term Loan B-2	4.75%	04/25/20		776	780,837
American Tire Distributors, Inc., Term Loan	5.75%	06/01/18		3,092	3,103,255
August U.S. Holding Co., Inc.,
First Lien Term Loan B-2 (Acquired 07/09/12-06/06/14; Cost $492,116)	5.00%	04/27/18		490	494,432
First Lien Term Loan B-2 (Acquired 07/09/12-06/06/14; Cost $890,546)	5.00%	04/27/18		890	897,368
Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/29/17		3,171	3,178,789
BBB Industries, LLC, Term Loan	5.50%	03/27/19		2,694	2,699,694
BCA Remarketing Group Ltd. (United Kingdom), Term Loan C-3	5.80%	02/29/20	GBP	3,917	6,483,985
Dexter Axle Co., Term Loan	4.50%	02/28/20		1,876	1,863,492
Federal-Mogul Corp., Term Loan C	4.75%	04/15/21		19,855	19,843,900
Gates Global, LLC, Term Loan	4.25%	07/05/21		6,080	6,045,384
Henniges Automotive Holdings, Inc., Term Loan	6.00%	06/12/21		1,290	1,306,225
Key Safety Systems, Inc., Term Loan(c)	—	08/29/21		1,741	1,748,527
Metaldyne, LLC, Term Loan	4.75%	12/18/18	EUR	4,104	5,419,633
RAC Finance (Holdings) Ltd. (United Kingdom), Term Loan D	5.30%	10/29/19	GBP	500	831,565
TI Group Automotive Systems, L.L.C., Term Loan	4.25%	07/02/21		5,289	5,288,730
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/18		3,463	3,463,306
Second Lien Term Loan	10.00%	10/09/19		1,010	984,694
					64,433,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Beverage and Tobacco–0.77%
Adria Group Holding B.V. (Netherlands), Term Loan	9.50%	05/20/18	EUR	3,400	$4,491,867
DS Services of America, Inc., Term Loan B	5.25%	08/30/20		1,511	1,520,884
Winebow Group, Inc. (The),
First Lien Term Loan	4.75%	07/01/21		1,031	1,032,315
Second Lien Term Loan (Acquired 06/27/14; Cost $820,548)	8.50%	12/31/21		827	828,688
					7,873,754

Building & Development–1.05%
Braas Monier Building Group S.A. (Germany), Term Loan B	4.70%	10/15/20	EUR	476	629,219
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/20		2,544	2,582,663
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan (Acquired 07/16/12; Cost $40,531)(d)	0.00%	02/28/17		41	12,261
PIK Exit Revolver Loan (Acquired 07/15/10-06/30/14; Cost $664,706)(e)	5.00%	02/28/17		665	201,073
Norrmalm 3 AB (Sweden), Term Loan B-1	4.21%	05/31/21	EUR	333	440,539
Quikrete Holdings, Inc., Second Lien Term Loan	7.00%	03/26/21		1,011	1,026,024
Re/Max International, Inc., Term Loan	4.00%	07/31/20		1,372	1,371,187
Realogy Corp., Extended Revolver(c)	—	03/05/18		3,280	2,951,624
Tamarack Resort LLC,
PIK Term Loan A (Acquired 03/07/14; Cost $34,024)(e)	8.00%	03/07/16		34	34,000
PIK Term Loan B (Acquired 03/07/14-06/30/14; Cost $5,230)(c)(e)	—	02/28/19		257	0
WireCo WorldGroup Inc., Term Loan	6.00%	02/15/17		1,575	1,581,282
					10,829,872

Business Equipment & Services–14.34%
Accelya International S.A. (Luxembourg),
Term Loan A-1 (Acquired 03/06/14; Cost $1,517,359)	5.08%	03/06/20		1,524	1,514,814
Term Loan A-2 (Acquired 03/06/14; Cost $524,410)	5.08%	03/06/20		527	523,534
Acosta Holdco, Inc., Term Loan(c)	—	08/15/21		4,436	4,464,801
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/19		4,368	4,388,825
Incremental Term Loan B-2	4.25%	07/08/20		14,754	14,738,257
Second Lien Term Loan	8.50%	03/03/21		19,670	20,362,932
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/20		1,831	1,804,286
Second Lien Term Loan	7.50%	12/17/21		708	712,186
Brock Holdings III, Inc., First Lien Term Loan	6.00%	03/16/17		221	221,766
Caraustar Industries, Inc., Term Loan	7.50%	05/01/19		1,783	1,802,242
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/22		2,223	2,197,387
Term Loan B	4.50%	04/09/21		3,749	3,696,393
Connolly, LLC,
First Lien Term Loan	5.00%	05/14/21		3,543	3,569,455
Second Lien Term Loan	8.00%	05/14/22		2,206	2,225,127
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19		2,404	2,386,699
Second Lien Term Loan	8.75%	12/21/20		677	673,537
Dream Secured BondCo AB (Sweden),
PIK Mezzanine Loan(e)	6.75%	08/15/19	EUR	7,593	10,550,104
Revolver Loan (Acquired 05/22/14; Cost $4,229,769)(d)	0.00%	08/14/17	EUR	3,097	3,988,395
Revolver Loan (Acquired 06/04/14; Cost $1,060,386)	2.18%	08/14/17	EUR	903	1,162,289
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/18		5,762	5,773,534
First Data Corp.,
Term Loan	3.66%	03/23/18		21,893	21,715,405
Term Loan	3.66%	09/24/18		2,724	2,705,281
Term Loan	4.16%	03/24/21		918	917,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Genesys Telecom Holdings, U.S., Inc.,
Euro Term Loan	4.75%	02/08/20	EUR	3,456	$4,564,046
Term Loan	4.50%	11/13/20		469	469,796
Hillman Group Inc. (The), Term Loan B	4.50%	06/30/21		1,259	1,261,656
Information Resources, Inc., Term Loan B	4.75%	09/30/20		2,332	2,336,696
Inmar, Inc.,
Term Loan	4.25%	01/27/21		1,494	1,475,051
Second Lien Term Loan	8.00%	01/27/22		186	184,884
Karman Buyer Corp.,
Delayed Draw Term Loan(c)	—	07/25/21		168	166,487
Second Lien Term Loan	7.50%	07/25/22		2,464	2,475,315
Term Loan	4.25%	07/25/21		5,035	4,994,595
Kronos Inc.,
First Lien Incremental Term Loan	4.50%	10/30/19		3,591	3,600,700
Second Lien Term Loan	9.75%	04/30/20		1,237	1,278,482
Learning Care Group (US) No. 2 Inc., Term Loan	5.50%	05/05/21		1,500	1,505,888
ServiceMaster Co., Term Loan B	4.25%	07/01/21		3,651	3,629,305
SourceHOV LLC,
First Lien Term Loan B	5.25%	04/30/18		2,755	2,771,813
Second Lien Term Loan	8.75%	04/30/19		288	289,799
SunGard Data Systems Inc., Term Loan C	3.91%	02/28/17		169	169,210
TNS Inc.,
First Lien Term Loan	5.00%	02/14/20		2,063	2,068,245
Second Lien Term Loan (Acquired 02/14/13-02/24/14; Cost $204,566)	9.00%	08/14/20		206	205,843
TransUnion, LLC, Revolver(c)	—	04/09/19		1,067	1,056,040
Wash MultiFamily Laundry Systems, LLC, Term Loan	4.50%	02/21/19		1,087	1,086,289
					147,684,865

Cable & Satellite Television–2.36%
CDS Holdco III B.V. (Luxembourg), Term Loan B	4.82%	09/30/20	EUR	4,917	6,473,368
Charter Communications Operating, LLC, Term Loan G(c)	—	09/12/21		7,088	7,142,936
ION Media Networks, Inc., Term Loan	5.00%	12/18/20		6,367	6,402,750
MCC Iowa LLC, Term Loan J	3.75%	06/30/21		168	167,576
Mediacom Illinois, LLC,
Term Loan E	3.13%	10/23/17		473	471,780
Term Loan G	3.75%	06/30/21		1,632	1,622,227
Seema S.a r.l. (Norway), Term Loan F	4.71%	12/31/18	EUR	1,500	1,976,779
					24,257,416

Chemicals & Plastics–6.07%
Allnex & Cy S.C.A.,
Second Lien Term Loan	8.25%	04/03/20		55	56,127
Term Loan B-1	4.50%	10/03/19		1,079	1,080,896
Term Loan B-2	4.50%	10/03/19		560	560,825
Term Loan B-3	4.75%	10/04/19	EUR	1,534	2,033,751
Arysta LifeScience SPC, LLC,
First Lien Term Loan	4.50%	05/29/20		7,082	7,085,915
Second Lien Term Loan	8.25%	11/30/20		918	929,549
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/18		4,920	4,864,657
Azelis S.A. (Luxembourg),
Term Loan E-1	5.94%	05/13/16	EUR	1,000	1,305,738
Term Loan F-1	6.19%	06/01/16	EUR	1,000	1,305,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
Chromaflo Technologies Corp.,
First Lien Term Loan B	4.50%	12/02/19		1,387	$1,384,273
Second Lien Term Loan	8.25%	06/02/20		520	520,389
Colouroz Investment LLC (Germany),
Mezzanine A-4	7.23%	12/31/16		2,473	2,473,126
Mezzanine A-4	7.19%	12/31/18	EUR	2,942	3,866,196
Second Lien Term Loan(c)	—	09/05/22	EUR	6,205	8,171,311
Term Loan(c)	—	09/05/21	EUR	1,500	1,976,749
Term Loan B-2(c)	—	09/05/21		3,539	3,540,467
Term Loan C(c)	—	09/05/21		585	585,281
Ferro Corp., Term Loan (Acquired 06/30/14; Cost $764,267)	4.00%	07/31/21		768	768,096
Kronos Worldwide Inc., Term Loan	4.75%	02/18/20		1,081	1,085,879
MacDermid, Inc.,
First Lien Term Loan B(c)	—	06/07/20		528	526,480
Term Loan B(c)	—	06/07/20	EUR	3,000	3,936,923
Momentive Performance Materials USA Inc., DIP Term Loan	4.00%	04/15/15		501	500,818
Otter Products, LLC, Term Loan B	5.75%	06/03/20		3,793	3,779,039
Oxea Finance LLC, Second Lien Term Loan	8.25%	07/15/20		3,952	3,979,679
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/22		416	417,460
Term Loan	4.75%	06/16/21		862	862,212
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/20		1,048	1,040,379
Univar Inc., Term Loan B	5.00%	06/30/17		1,584	1,588,347
WNA Holdings, Inc.,
Second Lien Term Loan	8.50%	12/07/20		568	568,514
Term Loan	4.50%	06/07/20		952	951,114
Term Loan	4.50%	06/07/20		753	751,890
					62,497,818

Clothing & Textiles–0.27%
ABG Intermediate Holdings 2 LLC,
First Lien Term Loan (Acquired 05/22/14; Cost $1,873,642)	5.50%	05/27/21		1,892	1,894,246
Second Lien Term Loan (Acquired 05/22/14; Cost $892,016)	9.00%	05/27/22		901	899,672
					2,793,918

Conglomerates–0.54%
Epiq Systems, Inc., Term Loan	4.25%	08/27/20		2,578	2,581,558
Polymer Group, Inc.,
Delayed Draw Incremental Term Loan(c)	—	12/19/19		225	225,070
Term Loan	5.25%	12/19/19		2,734	2,753,290
					5,559,918

Containers & Glass Products–3.38%
Aenova Holding GmbH (Germany), Term Loan C	5.00%	09/27/19	EUR	6,000	7,900,137
Berlin Packaging, LLC,
First Lien Term Loan	4.75%	04/02/19		2,354	2,358,866
Second Lien Term Loan	8.75%	04/02/20		865	882,328
BWAY Holding Company, Inc., Term Loan B(c)	—	08/14/20		5,220	5,256,797
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19		1,210	1,212,435
Devix US, Inc., Second Lien Term Loan	8.00%	05/02/22		700	702,826
Exopack Holdings S.A., Term Loan	5.75%	05/08/19	EUR	6,972	9,234,005
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/20		2,087	2,087,835
Second Lien Term Loan	10.00%	05/09/21		441	443,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Containers & Glass Products–(continued)
IBC Capital Ltd.,
Second Lien Term Loan(c)	—	01/01/22		798	$799,834
Term Loan(c)	—	01/01/21		2,842	2,839,768
Libbey Glass, Inc., Term Loan	3.75%	04/09/21		13	12,823
Ranpak Corp.,
First Lien Term Loan	4.50%	04/23/19		499	498,759
Second Lien Term Loan	8.50%	04/23/20		589	600,305
					34,830,089

Cosmetics & Toiletries–0.57%
Marietta Intermediate Holding Corp., First Lien Term Loan B (Acquired 07/13/07-02/06/13; Cost $5,243,836)	7.00%	02/19/15		1,215	1,208,836
Prestige Brands, Inc., Term Loan B-2(c)	—	09/03/21		2,738	2,757,312
Vogue International Inc., Term Loan B	5.25%	02/14/20		1,897	1,903,894
					5,870,042

Drugs–1.93%
BPA Laboratories,
First Lien Term Loan	2.73%	07/03/17		1,605	1,460,168
Second Lien Term Loan	2.73%	07/03/17		1,395	1,151,026
Catalent Pharma Solutions, Inc., Term Loan	4.50%	05/20/21		2,638	2,647,119
LGC Science Holdings Ltd. (United Kingdom), Term Loan	4.07%	03/26/21	EUR	2,500	3,283,856
Millennium Laboratories, Inc., Term Loan B	5.25%	04/16/21		11,323	11,361,534
					19,903,703

Electronics & Electrical–5.91%
4L Technologies Inc., Term Loan	5.50%	05/08/20		6,031	6,053,906
Blackboard Inc., Term Loan B-3(c)	—	10/04/18		2,000	2,002,320
BMC Software Finance, Inc., Term Loan	5.00%	09/10/20		642	640,662
DEI Sales, Inc., Term Loan	5.75%	07/13/17		1,508	1,454,302
Deltek, Inc., First Lien Term Loan	4.50%	10/10/18		3,631	3,630,056
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/20		2,198	2,213,788
Freescale Semiconductor, Inc., Term Loan B-4	4.25%	02/28/20		3,969	3,961,101
Mirion Technologies, Inc., Term Loan	5.75%	03/30/18		3,060	3,068,003
MSC.Software Corp.,
First Lien Term Loan	5.00%	05/29/20		910	910,379
Second Lien Term Loan	8.50%	05/29/21		450	450,962
Oberthur Technologies of America Corp.,
Term Loan B-1	4.75%	10/18/19	EUR	3,483	4,599,785
Term Loan B-2	4.50%	10/18/19		1,004	1,006,970
Omnitracs, Inc., Term Loan	4.75%	11/25/20		1,243	1,245,451
Peak 10, Inc.,
First Lien Term Loan	5.00%	06/17/21		702	706,178
Second Lien Term Loan (Acquired 06/10/14; Cost $412,361)	8.25%	06/17/22		416	418,501
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/18		8,275	8,168,491
Second Lien Term Loan	11.25%	12/21/19		707	682,524
Ship Luxco 3 S.a r.l. (Luxembourg), Term Loan C-1	5.75%	11/29/19	GBP	6,500	10,883,727
SkillSoft Corp.,
Second Lien Term Loan	7.75%	04/28/22		1,499	1,471,368
Term Loan	4.50%	04/28/21		4,974	4,899,216
Sybil Software LLC, Term Loan	4.75%	03/20/20		2,428	2,434,242
					60,901,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Financial Intermediaries–4.28%
Intertrust Group Holding B.V. (Netherlands),
Second Lien Term Loan 1	8.00%	04/16/22	EUR	6,000	$7,952,682
Second Lien Term Loan 2	8.00%	04/16/22		1,780	1,783,380
Term Loan B-5	4.48%	04/16/21		1,229	1,228,109
iPayment Inc., Term Loan	6.75%	05/08/17		1,612	1,601,150
MoneyGram International, Inc., Term Loan	4.25%	03/27/20		4,335	4,274,972
Nuveen Investments, Inc., First Lien Term Loan B	4.16%	05/13/17		15,799	15,790,241
RJO Holdings Corp.,
Term Loan	6.91%	12/10/15		3,380	3,287,504
Term Loan	11.00%	12/10/15		74	72,606
SAM Finance Lux S.a r.l., (Luxembourg)
Term Loan	4.25%	12/17/20		2,891	2,896,009
Term Loan	5.00%	12/17/20	GBP	1,031	1,712,912
TMFS Holdings,LLC, Term Loan	5.50%	07/30/21		460	461,147
Transfirst Holdings, Inc.,
First Lien Term Loan B-2	4.25%	12/27/17		790	789,051
Second Lien Term Loan B-1	8.00%	06/27/18		2,257	2,268,083
					44,117,846

Food & Drug Retailers–3.13%
AB Acquisitions UK Topco 2 Ltd., (United Kingdom)
Term Loan D-2	4.80%	07/09/18	EUR	1,842	2,429,453
Term Loan D-2	5.23%	07/09/18	GBP	5,300	8,834,213
Albertson’s Holdings LLC, Term Loan B-4(c)	—	08/25/21		8,185	8,217,742
Pret A Manger (United Kingdom), Term Loan B	5.50%	06/19/20	GBP	6,750	11,178,001
Rite Aid Corp., Second Lien Term Loan	5.75%	08/21/20		1,590	1,612,146
					32,271,555

Food Products–5.15%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17		6,779	6,819,396
Second Lien Term Loan	9.50%	10/10/17		671	657,064
Birds Eye Iglo Group Ltd. (United Kingdom), Term Loan B-2	5.25%	06/30/20	GBP	1,000	1,661,968
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/18		2,765	2,706,681
CSM Bakery Solutions LLC,
First Lien Term Loan	5.00%	07/03/20		5,310	5,298,868
Second Lien Term Loan(c)	—	07/03/21		1,679	1,657,747
Del Monte Foods, Inc.,
First Lien Term Loan	4.26%	02/18/21		2,167	2,147,801
Second Lien Term Loan	8.25%	08/18/21		2,242	2,158,320
Diamond Foods, Inc., Term Loan	4.25%	08/20/18		770	767,108
Dole Food Co., Inc., Term Loan B	4.50%	11/01/18		4,454	4,448,304
Frontier Midco Ltd. (United Kingdom), Term Loan B	5.63%	11/27/20	GBP	1,250	2,077,782
H.J. Heinz Co., Revolver Loan(d)	0.00%	06/07/18		6,837	6,780,311
Hearthside Group Holdings, LLC, Revolver(c)	—	06/02/19		1,478	1,470,348
New HB Acquisition, LLC, Term Loan B	6.75%	04/09/20		1,340	1,381,314
Oak Tea, Inc.,
Term Loan B(c)	—	07/23/21	EUR	4,000	5,179,302
Term Loan B(c)	—	07/23/21		4,844	4,753,229
Shearer’s Foods, Inc.,
First Lien Term Loan	4.50%	06/30/21		573	573,558
Second Lien Term Loan	7.75%	06/30/22		241	240,565
United Biscuits Holdco Ltd. (United Kingdom), Term Loan B	5.00%	07/29/20	GBP	1,350	2,250,123
					53,029,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Service–2.33%
ARG IH Corp., Term Loan	5.00%	11/15/20		880	$883,378
Portillo’s Holdings, LLC,
First Lien Term Loan B(c)	—	08/02/21		1,390	1,389,736
Second Lien Term Loan(c)	—	08/01/22		319	319,889
Red Lobster Management LLC, Term Loan B	6.25%	07/28/21		1,910	1,922,123
Restaurant Holding Co., LLC, First Lien Term Loan	8.75%	02/28/19		1,653	1,521,051
Seminole Hard Rock Entertainment, Inc., Term Loan	3.50%	05/14/20		946	935,352
Steak N’ Shake Operations, Inc., Term Loan	4.75%	03/19/21		1,397	1,399,897
US Foods, Inc., Incremental Term Loan	4.50%	03/31/19		9,368	9,365,776
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/20		7,960	6,288,830
					24,026,032

Forest Products–0.43%
NewPage Corp., Term Loan B	9.50%	02/11/21		2,605	2,626,974
Xerium Technologies, Inc., Term Loan	5.75%	05/17/19		1,800	1,813,314
					4,440,288

Health Care–6.60%
Accellent Inc.,
Second Lien Term Loan	7.50%	03/12/22		1,191	1,167,612
Term Loan	4.50%	03/12/21		3,842	3,807,029
ATI Holdings, Inc., Term Loan	5.00%	12/20/19		1,048	1,052,862
Biomet, Inc., Term Loan B-2	3.66%	07/25/17		2,000	1,999,380
Diaverum Holding S.a r.l. (Sweden), Term Loan C	4.10%	03/10/21	EUR	742	980,132
DJO Finance LLC, Term Loan B	4.25%	09/15/17		3,471	3,475,199
Drumm Investors LLC, Term Loan	6.75%	05/04/18		783	788,088
HC Investments (Luxembourg), Second Lien Term Loan(c)	—	08/07/22	EUR	2,250	2,936,077
Indigo Cleanco Ltd. (United Kingdom), Term Loan B	5.73%	07/08/21	GBP	3,810	6,237,423
Kindred Healthcare, Inc., Term Loan	4.00%	04/09/21		261	259,129
Knowledge Universe Education LLC, Term Loan	5.25%	03/18/21		1,310	1,326,107
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/21		4,479	4,487,356
Surgery Center Holdings, Inc.,
Second Lien Term Loan(c)	—	01/01/21		2,399	2,378,404
Term Loan(c)	—	01/01/20		1,741	1,742,876
Surgical Care Affiliates, LLC,
Revolver Loan(d)	0.00%	06/30/16		6,250	6,206,563
Term Loan B	4.23%	12/29/17		3,433	3,437,613
TriZetto Group, Inc.,
Second Lien Term Loan	8.50%	03/28/19		2,510	2,541,582
Term Loan	4.75%	05/02/18		3,840	3,850,680
Tunstall Group Finance Ltd. (United Kingdom),
Acquisition Loan(d)	0.00%	10/18/19	GBP	4,000	4,486,623
Term Loan B	4.81%	10/16/20	EUR	1,000	879,525
Vitalia Holdco S.a r.l. (Switzerland),
Acquisition Facility Loan (Acquired 01/09/14-04/29/14; Cost $3,879,033)	4.57%	07/25/17	EUR	3,000	3,931,995
Revolver Loan(d)	0.00%	07/25/17	EUR	2,000	2,612,973
Second Lien Term Loan	9.57%	01/28/19	EUR	3,576	4,734,113
Western Dental Services, Inc., Term Loan	6.00%	11/01/18		2,669	2,681,620
					68,000,961

Home Furnishings–1.04%
Hilding Anders AB (Sweden),
Jr. Term Loan(c)	—	06/30/21	EUR	730	71,972
Second Lien Term Loan	5.71%	06/30/18	EUR	7,250	9,105,368

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Home Furnishings–(continued)
Mattress Holdings Corp., Term Loan B-2	3.66%	01/18/16		522	$521,245
Serta Simmons Holdings, LLC, Term Loan(c)	—	10/01/19		1,000	1,001,090
					10,699,675

Industrial Equipment–2.68%
Alliance Laundry Systems LLC,
First Lien Term Loan	4.25%	12/10/18		397	398,430
Second Lien Term Loan	9.50%	12/10/19		629	635,910
Capital Safety North America Holdings Inc., First Lien Term Loan	3.75%	03/29/21		3,000	2,980,635
Carros US LLC, Term Loan(c)	—	06/18/21		442	441,583
Crosby US Acquisition Corp., Second Lien Term Loan	7.00%	11/22/21		862	869,547
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/21		3,919	3,933,510
Filtration Group Corp.,
First Lien Term Loan	4.50%	11/20/20		1,040	1,044,316
Second Lien Term Loan	8.25%	11/22/21		524	530,433
Gardner Denver, Inc., Term Loan	4.75%	07/30/20	EUR	4,410	5,825,032
Grede Holdings LLC, Term Loan	4.75%	06/02/21		3,035	3,036,872
Husky Injection Molding Systems Ltd. (Canada), Second Lien Term Loan	7.25%	06/30/22		412	414,519
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/20		2,000	2,016,169
Penn Engineering & Manufacturing Corp., Term Loan B(c)	—	08/29/21		838	839,689
Unifrax Holding Co.,
Term Loan	4.25%	11/28/18		213	213,061
Term Loan	5.25%	11/28/18	EUR	2,477	3,277,892
Virtuoso US LLC, Term Loan	4.75%	02/11/21		1,180	1,182,750
					27,640,348

Insurance–0.34%
Applied Systems, Inc., Second Lien Term Loan	7.50%	01/23/22		747	754,852
Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/20		1,748	1,638,700
Second Lien Term Loan	8.25%	10/16/20		1,177	1,065,247
					3,458,799

Leisure Goods, Activities & Movies–4.40%
Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan(c)	—	07/29/22		6,335	6,403,480
Term Loan B-3	4.75%	07/30/21		7,854	7,835,606
CWGS Group, LLC, Term Loan	5.75%	02/20/20		3,567	3,598,347
Dave & Buster’s, Inc., Term Loan	4.50%	07/25/20		767	766,849
Dorna Sports, S.L. (Spain), Term Loan B	4.31%	04/30/21	EUR	6,457	8,512,969
Equinox Holdings Inc.,
First Lien Term Loan	4.25%	01/31/20		459	458,459
Revolver Loan (Acquired 04/14/14-07/24/14; Cost $837,825)(d)	0.00%	02/01/18		838	777,082
Revolver Loan (Acquired 07/24/14; Cost $209,456)	1.65%	02/01/18		209	194,271
Fitness International, LLC, Term Loan B	5.50%	07/01/20		2,946	2,942,108
Infront Finance Luxembourg S.a r.l. (Switzerland),
Term Loan B	5.07%	06/28/19	EUR	7,500	9,805,351
Term Loan D	8.07%	06/28/20	EUR	1,750	2,286,007
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/20		853	857,502
Outerstuff LLC, Term Loan	5.00%	07/28/21		690	686,127
World Triathlon Corp., Term Loan (Acquired 06/25/14; Cost $230,635)	5.25%	06/26/21		232	232,153
					45,356,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Lodging & Casinos–2.69%
B&B Hotels SAS (France), Term Loan B (Acquired 07/22/14; Cost $4,267,410)	4.21%	07/24/21	EUR	3,200	$4,183,617
Belmond Interfin Ltd. (Bermuda),
Euro Term Loan	4.25%	03/21/21	EUR	1,496	1,970,913
Term Loan	4.00%	03/21/21		1,324	1,317,352
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/18		2,122	2,130,333
ESH Hospitality, Inc., Term Loan	5.00%	06/24/19		2,090	2,113,545
Four Seasons Holdings Inc. (Canada), Second Lien Term Loan (Acquired 06/24/13; Cost $1,249,084)	6.25%	12/27/20		1,260	1,267,633
Harrah’s Operating Co., Inc.,
Term Loan B	6.25%	05/08/21		3,357	3,291,515
Term Loan B-4	9.50%	10/31/16		295	291,651
Term Loan B-6	6.95%	03/01/17		4,207	3,953,926
La Quinta Intermediate Holdings LLC, Term Loan	4.00%	04/14/21		187	187,429
Scientific Games International, Inc., Term Loan	4.25%	10/18/20		1,886	1,864,911
Twin River Management Group, Inc., Term Loan	5.25%	07/10/20		3,202	3,213,816
Yonkers Racing Corp.,
First Lien Term Loan	4.25%	08/20/19		1,765	1,668,752
Second Lien Term Loan	8.75%	08/20/20		253	229,860
					27,685,253

Nonferrous Metals & Minerals–3.16%
Alpha Natural Resources, Inc., Term Loan B	3.50%	05/22/20		2,806	2,666,698
Arch Coal, Inc., Term Loan	6.25%	05/16/18		3,616	3,524,990
EP Minerals, LLC, First Lien Term Loan(c)	—	08/20/20		504	508,728
Levantina Group (Spain), Term Loan(c)	—	06/30/20	EUR	5,138	5,535,605
Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19		3,328	3,257,351
PLU Holding SAS (France),
Acquisition Loan	2.32%	01/30/15	EUR	225	293,513
Term Loan B1a-B	4.32%	08/31/16	EUR	1,255	1,655,586
Term Loan B1a-B	4.32%	08/31/16	EUR	361	476,209
Term Loan Ca-B	4.82%	08/31/16	EUR	1,255	1,655,586
Term Loan Cb-B	4.82%	08/31/16	EUR	361	476,209
Mezzanine, (Acquired 03/20/14; Cost $2,656,459)	3.57%	01/20/20	EUR	1,923	2,535,667
Second Lien Term Loan, (Acquired 03/20/14; Cost $4,867,623)	5.82%	10/29/16	EUR	3,523	4,646,157
Walter Energy, Inc., Term Loan B	7.25%	04/02/18		5,566	5,305,826
					32,538,125

Oil & Gas–7.88%
American Energy–Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/20		2,086	2,094,907
Second Lien Term Loan	8.50%	08/04/21		559	564,336
Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/19		27	26,964
Atlas Energy, L.P., Term Loan	6.50%	07/31/19		1,288	1,304,401
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/20		3,153	3,170,667
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/19		1,695	1,727,843
Delek Benelux B.V. (Netherlands),
EUR Term Loan B-2(c)	—	02/28/19	EUR	3,953	5,160,794
EUR Term Loan B-3(c)	—	02/28/19	EUR	1,555	2,030,222
EUR Term Loan B-4(c)	—	02/28/19	EUR	145	189,074
Term Loan B(c)	—	02/28/19	EUR	722	942,271
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/21		10,589	10,650,998
Drillships Ocean Ventures Inc., Term Loan	5.50%	07/25/21		4,259	4,285,186
EMG Utica, LLC, Term Loan	4.75%	03/27/20		1,351	1,354,647
Expro Holdings UK 3 Ltd., Term Loan(c)	—	09/02/21		3,103	3,115,977
Fieldwood Energy LLC, Term Loan	8.38%	09/30/20		7,168	7,346,841

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Oil & Gas–(continued)
Floatel International, Ltd., Term Loan	6.00%	06/27/20		3,284	$3,300,818
HGIM Corp., Term Loan B	5.50%	06/18/20		3,877	3,882,035
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/21		2,016	2,026,380
McDermott International, Inc., Term Loan	5.25%	04/16/19		1,525	1,541,897
NGPL PipeCo LLC, Term Loan	6.75%	09/15/17		2,789	2,795,698
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15		536	540,132
Osum Productions Corp. (Canada), Term Loan	6.50%	07/31/20		1,211	1,208,298
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/16/21		1,425	1,410,273
Samson Investment Co., Second Lien Term Loan	5.00%	09/25/18		4,011	3,978,638
Seadrill Operating LP, Term Loan	4.00%	02/21/21		9,256	9,120,797
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/21		735	736,159
Southcross Energy Partners, L.P., Term Loan(c)	—	08/04/21		1,067	1,075,575
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18		3,994	4,009,987
Utex Industries, Inc.,
First Lien Term Loan	5.00%	05/21/21		1,120	1,122,460
Second Lien Term Loan	8.25%	05/20/22		441	449,988
					81,164,263

Publishing–3.56%
ASA Newco GmbH (Germany), Term Loan B	4.34%	02/12/21	EUR	5,850	7,726,654
Chesapeake US Holdings Inc.,
Term Loan A	4.25%	09/30/20		1,001	1,000,028
Term Loan B	4.25%	09/30/20		1,949	1,947,889
Getty Images, Inc.,
Revolver Loan(d)	0.00%	10/18/17		4,247	3,737,130
Term Loan	4.75%	10/18/19		1,660	1,574,260
Harland Clarke Holdings Corp.,
Term Loan B-2	5.48%	06/30/17		241	242,115
Term Loan B-4	6.00%	08/04/19		868	879,391
Interactive Data Corp., Term Loan	4.75%	05/02/21		6,634	6,664,089
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/18		3,518	3,456,351
Merrill Communications LLC, Term Loan	5.75%	03/08/18		5,255	5,321,014
Newsday, LLC, Term Loan	3.66%	10/12/16		1,690	1,694,909
ProQuest LLC, Term Loan	6.00%	04/13/18		2,392	2,401,495
					36,645,325

Radio & Television–3.77%
Clear Channel Communications, Inc.,
Term Loan B	3.81%	01/29/16		345	343,301
Term Loan D	6.91%	01/30/19		15,799	15,604,908
Term Loan E	7.66%	07/31/19		2,833	2,831,457
NEP/NCP HoldCo, Inc., Second Lien Term Loan	9.50%	07/22/20		155	158,148
TWCC Holding Corp.,
Second Lien Term Loan	7.00%	06/26/20		4,620	4,572,299
Term Loan	3.50%	02/13/17		3,464	3,429,486
Tyrol Acquisition 2 SAS, (France)
PIK Term Loan B-2(e)	1.00%	01/29/16	EUR	505	643,757
PIK Term Loan C-2(e)	1.00%	01/29/16	EUR	505	643,757
PIK Term Loan D(e)	1.00%	01/29/16	EUR	2,809	3,561,781
Revolver Loan(d)	0.00%	01/31/16	EUR	1,938	2,390,352
Revolver Loan(c)	—	01/31/16	EUR	81	99,760
Second Lien Term Loan	3.32%	07/29/16	EUR	2,193	2,733,288
Term Loan C	2.32%	01/29/16	EUR	1,390	1,771,057
					38,783,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Retailers (except Food & Drug)–5.81%
David’s Bridal, Inc.,
Asset-Backed Revolver Loan(d)	0.00%	10/11/17		1,848	$1,719,006
Term Loan	5.00%	10/11/19		3,140	3,083,393
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/19		1,399	1,401,413
Lands’ End, Inc., Term Loan B	4.25%	04/02/21		2,547	2,530,802
National Vision, Inc., First Lien Term Loan	4.00%	03/13/21		2,078	2,048,480
Nine West Holdings, Inc., Term Loan	4.75%	10/08/19		1,926	1,933,081
OSP Group, Inc., First Lien Term Loan	4.50%	03/18/21		2,129	2,129,203
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/22		1,222	1,214,887
Term Loan	5.00%	03/11/21		3,832	3,824,998
Pep Boys–Manny, Moe & Jack, Term Loan B	4.25%	10/11/18		395	394,627
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/21		1,066	1,065,158
Savers Inc., Term Loan	5.00%	07/09/19		3,355	3,364,488
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/18		12,642	12,662,112
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/19		4,009	3,985,119
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/19		6,772	6,522,213
Toys ‘R’ US-Delaware, Inc.,
Term Loan	6.00%	09/01/16		1,710	1,606,887
Term Loan B-2	5.25%	05/25/18		633	537,113
Vivarte S.A. (France), Term Loan(c)	—	01/01/19	EUR	4,814	7,011,054
Wilton Brands LLC, Term Loan B	7.50%	08/30/18		2,898	2,756,807
					59,790,841

Steel–0.56%
JFB Firth Rixson Inc., Term Loan	4.25%	06/30/17		849	849,842
TMS International Corp., Term Loan B	4.50%	10/16/20		1,761	1,762,812
Waupaca Foundry, Inc., Term Loan	4.00%	06/29/17		3,164	3,166,200
					5,778,854

Surface Transport–1.09%
1908 Holding B.V. (Netherlands), Term Loan B(c)	—	06/19/21	EUR	1,750	2,302,287
Hertz Corp. (The), LOC	3.75%	03/09/18		849	837,977
Navios Partners Finance (US) Inc., Term Loan	5.25%	06/27/18		4,464	4,522,018
U.S. Shipping Corp., Term Loan B-1(c)	—	04/30/18		2,386	2,412,752
Vouvray US Finance LLC,
Second Lien Term Loan	8.50%	12/27/21		586	587,053
Term Loan	5.00%	06/27/21		515	516,139
					11,178,226

Telecommunications–5.26%
Avaya, Inc.,
Term Loan B-3	4.66%	10/26/17		14,148	13,756,175
Term Loan B-6	6.50%	03/30/18		4,164	4,184,573
Consolidated Communications, Inc., Term Loan	4.25%	12/23/20		6,331	6,351,910
Eircom Finco S.a r.l. (Ireland), Term Loan B-2	4.76%	09/30/19	EUR	7,505	9,669,753
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,857	5,985,622
Fibernet Cable Holdings B.V., (Netherlands)
Term Loan B (Acquired 08/29/07; Cost $1,336,755)(f)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,334,606)(f)(g)	0.00%	12/20/15	EUR	980	0
Hargray Communications Group, Inc., Term Loan	4.75%	06/26/19		224	224,837
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/21		74	75,194

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Nextgen Finance, LLC, Term Loan B	5.00%	05/31/21		3,235	$3,212,324
NTELOS Inc., Term Loan B	5.75%	11/09/19		5,916	5,941,852
Syniverse Holdings, Inc., Term Loan(c)	—	04/23/19		1,500	1,487,190
U.S. TelePacific Corp., Term Loan	5.75%	02/23/17		2,975	2,982,671
XO Communications, LLC, Term Loan	4.25%	03/20/21		327	327,060
					54,199,161

Utilities–2.80%
Texas Competitive Electric Holdings Co. LLC,
PIK Term Loan(e)(g)	4.65%	10/10/14		6,901	5,360,164
PIK Term Loan(e)(g)	4.65%	10/10/17		11,658	9,058,430
Viridian Group Holdings Ltd. (Ireland), PIK Term Loan A(e)	13.50%	03/16/20	GBP	8,643	14,395,679
					28,814,273
Total Variable Rate Senior Loan Interests					1,174,780,871

Notes–25.29%
Aerospace & Defense–0.08%
LMI Aerospace Inc.(h)	7.38%	07/15/19		794	808,888

Air Transport–0.06%
Continental Micronesia, Inc.(h)	6.75%	09/15/15		650	651,300

Automotive–0.54%
Schaeffler AG (Germany)(h)	6.88%	08/15/18	EUR	4,000	5,552,752

Beverage and Tobacco–0.51%
Adria Group Holding B.V. (Netherlands)(h)(i)	5.46%	08/08/17	EUR	4,000	5,298,503

Building & Development–1.97%
Aldesa Financial Services S.A. (Luxembourg)(h)	7.25%	04/01/21	EUR	2,500	3,367,719
Braas Monier Building Group S.A. (Germany)(h)(i)	5.20%	10/15/20	EUR	3,000	4,015,168
CMC Di Ravenna (Italy)(h)	7.50%	08/01/21	EUR	4,500	6,563,180
Dry Mix Solutions Investissements S.A.S. (France)(h)(i)	4.47%	06/15/21	EUR	1,500	1,958,607
Galapagos Holding S.A. (Luxembourg)(h)(i)	5.06%	06/15/21	EUR	1,100	1,445,489
Galapagos Holding S.A. (Luxembourg)(h)	7.00%	06/15/22	EUR	1,000	1,291,836
Paroc Group OY (Finland)(h)(i)	5.45%	05/15/20	EUR	750	990,390
Paroc Group OY (Finland)(h)	6.25%	05/15/20	EUR	500	652,048
					20,284,437

Business Equipment & Services–0.27%
ADT Corp. (The)	6.25%	10/15/21		1,361	1,446,063
First Data Corp.(h)	6.75%	11/01/20		1,225	1,329,125
					2,775,188

Cable & Satellite Television–0.90%
Charter Communications Operating LLC	7.00%	01/15/19		0	451
UPC Broadband Holdings, B.V. (Netherlands)(h)	8.38%	08/15/20	EUR	4,000	5,738,019
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21		2,941	3,235,100
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22		236	258,420
					9,231,990

Chemicals & Plastics–0.95%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20		6,294	6,655,905
Ineos Holdings Ltd.(h)(i)	7.25%	02/15/19	EUR	1,273	1,737,474
Ineos Holdings Ltd.(h)	8.38%	02/15/19		328	356,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Chemicals & Plastics–(continued)
Ineos Holdings Ltd.(h)	7.50%	05/01/20		211	$228,935
Taminco Global Chemical Corp.(h)	9.75%	03/31/20		761	842,807
					9,821,411

Clothing & Textiles–0.14%
SMCP SAS (France)(h)	8.88%	06/15/20	EUR	1,000	1,410,854

Conglomerates–1.22%
CeramTec Acquisition Corp.(h)	8.25%	08/15/21	EUR	4,500	6,023,639
Grupo Isolux Corsan Finance B.V. (Netherlands)(h)	6.63%	04/15/21	EUR	4,850	6,546,567
					12,570,206

Containers & Glass Products–1.87%
Ardagh Glass Finance PLC(h)	6.25%	01/31/19		990	1,009,800
Ardagh Glass Finance PLC(h)	8.75%	02/01/20	EUR	4,000	5,580,346
Ardagh Glass Finance PLC(h)	8.75%	02/01/20	EUR	1,000	1,395,086
Ardagh Glass Finance PLC(h)	7.00%	11/15/20		178	182,329
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	1,014,390
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,953,963
Reynolds Group Holdings Inc.	5.75%	10/15/20		3,789	3,973,714
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,125,136
					19,234,764

Cosmetics & Toiletries–0.34%
Ontex IV S.A. (Netherlands)(h)	7.50%	04/15/18	EUR	2,530	3,473,887

Electronics & Electrical–0.22%
Blackboard Inc.(h)	7.75%	11/15/19		2,234	2,295,435

Farming & Agriculture–0.53%
Moy Park PLC (United Kingdom)(h)	6.25%	05/29/21	GBP	3,333	5,477,949

Financial Intermediaries–1.29%
Cabot Financial S.A. (Luxembourg)(h)	6.50%	04/01/21	GBP	4,875	7,932,988
TMF Group Holdco B.V. (Netherlands)(h)(i)	5.69%	12/01/18	EUR	3,998	5,317,765
					13,250,753

Food & Drug Retailers–0.04%
Oswestry Midco Ltd. (United Kingdom)(h)(i)	4.80%	07/15/20	GBP	250	412,962

Food Products–0.05%
Chiquita Brands LLC	7.88%	02/01/21		440	484,550

Forest Products–0.27%
Verso Paper Holdings LLC	11.75%	01/15/19		2,632	2,776,760

Health Care–3.12%
Biomet Inc.	6.50%	08/01/20		652	704,160
Care UK Health & Social Care plc (United Kingdom)(h)(i)	5.20%	07/15/19	GBP	2,500	4,067,369
Community Health Systems Inc.(h)	6.88%	02/01/22		590	631,300
DJO Finance LLC	9.75%	10/15/17		2,015	2,110,712
DJO Finance LLC	8.75%	03/15/18		1,861	1,986,618
Groupe Labco S.A. (France)(h)	8.50%	01/15/18	EUR	5,000	6,996,783
Kinetic Concepts, Inc.	10.50%	11/01/18		1,619	1,819,351
Medi-Partenaires (France)(h)	7.00%	05/15/20	EUR	5,500	7,660,328
Unilabs SubHolding AB (Sweden)(h)	8.50%	07/15/18	EUR	4,500	6,178,850
					32,155,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Industrial Equipment–0.19%
Groupe Loxam (France)(h)	7.00%	07/23/22	EUR	1,500	$1,937,912

Insurance–0.85%
Domestic & General Group Ltd. (United Kingdom)(h)(i)	5.56%	11/15/19	GBP	3,500	5,839,580
Domestic & General Group Ltd. (United Kingdom)(h)	6.38%	11/15/20	GBP	1,750	2,916,158
					8,755,738

Leisure Goods, Activities & Movies–1.09%
Corleone Capital Ltd. (United Kingdom)(h)	9.00%	08/01/18	GBP	1,962	3,302,002
Vue Entertainment Investment Ltd. (United Kingdom)(h)(i)	5.45%	07/15/20	EUR	6,000	7,954,653
					11,256,655

Lodging & Casinos–0.06%
Harrah’s Operating Co. Inc.	9.00%	02/15/20		738	597,780

Nonferrous Metals & Minerals–0.60%
TiZir Ltd. (United Kingdom)(h)	9.00%	09/28/17		6,200	6,231,000

Oil & Gas–0.24%
Seventy Seven Operating LLC(h)	6.50%	07/15/22		126	130,410
Tervita Corp. (Canada)(h)	8.00%	11/15/18		2,098	2,193,039
Western Refining, Inc.	6.25%	04/01/21		187	195,415
					2,518,864

Publishing–0.45%
Merrill Communications LLC(h)	10.00%	03/08/23		5,219	4,593,070

Radio & Television–0.08%
Sinclair Television Group, Inc.	6.38%	11/01/21		740	791,800

Retailers (except Food & Drug)–3.40%
Claire’s Stores Inc.(h)	9.00%	03/15/19		1,507	1,574,815
Claire’s Stores Inc.(h)	6.13%	03/15/20		1,262	1,205,210
Guitar Center Inc.(h)	6.50%	04/15/19		2,621	2,503,055
HEMA Holding B.V. (Netherlands)(h)(i)	5.48%	06/15/19	EUR	3,447	4,495,217
Matalan Finance PLC (United Kingdom)(h)	6.88%	06/01/19	GBP	4,760	7,852,927
New Look Bondco I PLC (United Kingdom)(h)(i)	6.49%	05/14/18	EUR	2,667	3,539,698
New Look Bondco I PLC (United Kingdom)(h)	8.75%	05/14/18	GBP	1,500	2,652,091
Salsa Retail Holding Debtco 1 S.a r.l. (Germany)(h)(i)	7.20%	04/15/19	EUR	1,500	1,828,033
Stampos B.V. (Netherlands)(h)(i)	5.20%	05/15/19	EUR	5,333	7,088,860
Targus Group International, Inc. (Acquired 12/16/09-03/18/14; Cost $5,610,920)(h)(j)	10.00%	06/14/19		2,252	2,252,130
					34,992,036

Surface Transport–0.51%
Nobina Europe AB (Sweden)	8.00%	05/13/19	SEK	36,000	5,240,906

Telecommunications–3.18%
Avaya Inc.(h)	7.00%	04/01/19		1,020	1,020,400
Goodman Networks Inc.	12.13%	07/01/18		4,887	5,332,939
Matterhorn Mobile S.A. (Luxembourg)(h)(i)	5.40%	05/15/19	CHF	2,000	2,211,208
Matterhorn Mobile S.A. (Luxembourg)(h)	7.75%	02/15/20	EUR	500	699,048
Matterhorn Mobile S.A. (Luxembourg)(h)	8.25%	02/15/20	EUR	5,000	7,161,027
Wind Acquisition Finance S.A. (Italy)(h)	7.00%	04/23/21	EUR	9,500	13,393,749
Windstream Corp.	7.50%	06/01/22		2,709	2,962,969
Windstream Corp.	6.38%	08/01/23		20	20,125
					32,801,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Utilities–0.27%
Calpine Corp.(h)	7.50%	02/15/21		0	$499
Calpine Corp.(h)	6.00%	01/15/22		430	466,550
Calpine Corp.(h)	7.88%	01/15/23		0	164
NRG Energy Inc.(h)	6.25%	07/15/22		958	1,009,493
NRG Energy Inc.	6.63%	03/15/23		1,103	1,177,452
Viridian Group Holdings Ltd. (Ireland)(h)	11.13%	04/01/17		94	103,400
					2,757,558
Total Notes					260,442,844

Structured Products–7.54%
Apidos Cinco CDO(h)(i)	4.48%	05/14/20		930	908,205
Apidos CLO IX(h)(i)	6.73%	07/15/23		2,660	2,666,686
Apidos CLO X(h)(i)	6.49%	10/30/22		3,499	3,503,976
Apidos CLO XI(h)(i)	5.48%	01/17/23		4,830	4,571,885
Apidos CLO XV(h)(i)	4.98%	10/20/25		1,000	914,426
Apidos Quattro CDO(h)(i)	3.83%	01/20/19		631	621,615
Ares XI CLO, Ltd.(h)(i)	3.23%	10/11/21		792	766,163
Atrium IV CDO Corp.(h)	9.18%	06/08/19		328	345,016
Avoca CLO (Italy)(h)(i)	5.50%	10/15/27	EUR	1,500	1,861,795
Babson CLO Ltd. 2013-II(h)(i)	4.73%	01/18/25		2,365	2,128,614
Babson Euro CLO 2014-1 B.V. (Netherlands)(h)(i)	4.60%	04/15/27	EUR	2,000	2,404,218
Babson Euro CLO 2014-1 B.V. (Netherlands)(h)(i)	5.60%	04/15/27	EUR	621	743,745
Carlyle Global Market Strategies CLO 2012-3(h)(i)	5.73%	10/14/24		623	612,734
Carlyle Global Market Strategies CLO 2013-1(h)(i)	5.73%	02/14/25		1,200	1,151,576
Centurion CDO 15 Ltd.(h)(i)	2.48%	03/11/21		2,750	2,592,090
Euro Galaxy 2013-3 (Netherlands)(h)(i)	5.61%	01/15/27	EUR	2,929	3,615,375
Flagship CLO VI(h)(i)	4.98%	06/10/21		922	910,607
Flagship CLO VI(h)(i)	4.98%	06/10/21		3,085	3,045,463
Halcyon Loan Investors CLO II, Ltd.(h)(i)	3.83%	04/24/21		2,121	2,003,051
ING Investment Management CLO 2012-3, Ltd.(h)(i)	6.08%	10/15/22		1,261	1,242,497
ING Investment Management CLO 2012-4, Ltd.(h)(i)	5.98%	10/15/23		4,765	4,730,825
ING Investment Management CLO 2013-3(h)(i)	4.73%	01/18/26		1,573	1,403,942
ING Investment Management CLO III, Ltd.(h)(i)	3.73%	12/13/20		1,842	1,775,856
ING Investment Management CLO IV, Ltd.(h)(i)	4.48%	06/14/22		395	387,027
Keuka Park CLO 2013-1(h)(i)	4.73%	10/21/24		328	295,518
KKR Financial CLO 2012-1(h)(i)	5.73%	12/15/24		4,900	4,770,008
Madison Park Funding X Ltd.(h)(i)	5.48%	01/20/25		1,185	1,155,621
Madison Park Funding XIV Ltd.(h)(i)	4.98%	07/20/26		750	679,567
Madison Park Funding XIV Ltd.(h)(i)	5.63%	07/20/26		1,060	936,300
Octagon Investment Partners XIV Ltd.(h)(i)	5.48%	01/15/24		1,146	1,077,773
Octagon Investment Partners XIX Ltd.(h)(i)	5.08%	04/15/26		1,639	1,502,584
Octagon Investment Partners XVIII Ltd.(h)(i)	5.48%	12/16/24		2,365	2,227,842
Pacifica CDO VI, Ltd.(h)(i)	3.98%	08/15/21		1,538	1,443,850
Regatta IV Funding Ltd. 2014-1(h)(i)	5.18%	07/25/26		1,000	906,455
Sierra CLO II Ltd.(h)(i)	3.73%	01/22/21		1,696	1,641,450
Silverado CLO 2006-II Ltd.(h)(i)	3.98%	10/16/20		2,050	1,962,291
Slater Mill Loan Fund, LP(h)(i)	5.73%	08/17/22		3,076	3,025,212
St. Paul’s IV CLO (Ireland)(h)(i)	5.09%	04/25/28	EUR	1,500	1,786,241
St. Paul’s IV CLO (Ireland)(h)(i)	6.29%	04/25/28	EUR	500	615,311
Symphony CLO IX, Ltd.(h)(i)	5.23%	04/16/22		5,126	4,992,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Symphony CLO VIII, Ltd.(h)(i)	5.98%	01/09/23	2,790	$2,775,849
Symphony CLO XI(h)(i)	5.48%	01/17/25	1,030	975,296
Total Structured Products				77,677,130

			Shares
Common Stocks & Other Equity Interests–5.15%
Aerospace & Defense–0.02%
IAP Worldwide Services(h)(k)			213	176,138

Building & Development–0.58%
Axia Acquisition Corp. (Acquired 03/19/10; Cost $1,404,030)(h)(k)			101	490,230
Building Materials Holding Corp.(h)(k)			512,204	4,097,632
Lake at Las Vegas Joint Venture, LLC, Class A, (Acquired 07/15/10; Cost $24,140,508)(h)(k)			2,339	0
Lake at Las Vegas Joint Venture, LLC, Class B, (Acquired 07/15/10; Cost $285,788)(h)(k)			28	0
Lake at Las Vegas Joint Venture, LLC, Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			117	0
Lake at Las Vegas Joint Venture, LLC, Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			161	0
Lake at Las Vegas Joint Venture, LLC, Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			180	0
Lake at Las Vegas Joint Venture, LLC, Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			202	0
Lake at Las Vegas Joint Venture, LLC, Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)			229	0
Newhall Holding Co., LLC, Class A(h)(k)			237,570	969,998
Rhodes Homes (Acquired 07/07/09; Cost $963,538)(h)(k)			750,544	60,043
Tamarack Resort LLC (Acquired 03/07/14; Cost $0)(h)(k)			10,076	0
WCI Communities, Inc.(k)			18,849	376,038
				5,993,941

Commodity Chemicals–0.01%
LyondellBasell Industries N.V., Class A(k)			344	39,336

Conglomerates–0.03%
Euramax International, Inc.(h)(k)			1,870	280,470

Cosmetics & Toiletries–0.07%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(h)(k)			1,641,483	722,253
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/12/07; Cost $0)(h)(k)			413,194	0
				722,253

Drugs–0.00%
BPA Laboratories, Inc., Class A, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(k)			4,658	0
BPA Laboratories, Inc., Class B, Wts. expiring 04/29/24 (Acquired 04/29/14; Cost $0)(h)(k)			7,468	0
				0

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)			2,144	21,441
RJO Holdings Corp., Class A(h)(k)			1,142	571
RJO Holdings Corp., Class B(h)(k)			3,333	1,667
				23,679

Leisure Goods, Activities & Movies–1.12%
Metro-Goldwyn-Mayer Inc., Class A(h)(k)			150,602	11,533,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Lodging & Casinos–0.15%
Twin River Worldwide Holdings, Inc., Class A(h)(k)	41,966	$1,566,717

Publishing–0.81%
Affiliated Media, Inc.(h)(k)	87,369	2,773,959
Merrill Communications LLC, Class A(h)(k)	602,134	3,612,804
Tribune Co., Class A(k)	24,258	1,850,885
Tribune Publishing Co.(k)	6,064	116,429
		8,354,077

Retailers (except Food & Drug)–0.07%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	718,998

Surface Transport–2.29%
Nobina Europe AB (Sweden)(h)(k)	90,358,291	23,619,787

Utilities–0.00%
Bicent Power, LLC, Series A, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	2,024	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	3,283	0
		0
Total Common Stocks & Other Equity Interests		53,028,949

Preferred Stocks–0.01%
Building & Development–0.00%
Tamarack Resort LLC (Acquired 03/07/14; Cost $42,952)(h)(k)	182	42,952
United Subcontractors, Inc. (Acquired 08/02/13; Cost $0)(h)(k)	3	76
		43,028

Financial Intermediaries–0.01%
RJO Holdings Corp.(h)(k)	649	53,859
Total Preferred Stocks		96,887

Money Market Funds–0.86%
Liquid Assets Portfolio–Institutional Class(l)	4,404,765	4,404,765
Premier Portfolio–Institutional Class(l)	4,404,765	4,404,765
Total Money Market Funds		8,809,530
TOTAL INVESTMENTS**–152.93% (Cost $1,568,223,685)		1,574,836,211
OTHER ASSETS LESS LIABILITIES–(5.93)%		(61,042,130)
BORROWINGS–(34.86)%		(359,000,000)
VARIABLE RATE TERM PREFERRED SHARES–(12.14)%		(125,000,000)
NET ASSETS–100.00%		$1,029,794,081

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession
EUR	– Euro
GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind
SEK	– Swedish Krona
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	This variable rate interest will settle after August 31, 2014, at which time the interest rate will be determined.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 8.
(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Dream Secured BondCo AB, Mezzanine Loan	3.77%	6.75%
Lake at Las Vegas Joint Venture, LLC, Exit Revolver Loan	0.00	5.00
Tamarack Resort LLC, Term Loan A	8.00	8.00
Tamarack Resort LLC, Term Loan B	0.00	6.50
Texas Competitive Electric Holdings, Term Loan	4.65	4.65
Texas Competitive Electric Holdings, Term Loan	4.65	4.65
Tyrol Acquisition 2 SAS, Term Loan B-2	3.07	1.00
Tyrol Acquisition 2 SAS, Term Loan C-2	3.07	1.00
Tyrol Acquisition 2 SAS, Term Loan D	3.08	1.00
Viridian Group Holdings Ltd., Term Loan A	0.00	13.50

(f)	Restructured security not accruing interest income.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2014 was $343,491,963, which represented 33.36% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2014.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of August 31, 2014 was $2,971,128, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.
**	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Portfolio Composition1

By credit quality, based on total investments

as of August 31, 2014

BBB	0.4%
BB	15.4
B	53.9
CCC	8.7
CC	0.2
Non-Rated	18.0
Equity	3.4

[1]	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

August 31, 2014

(Unaudited)

Assets:
Investments, at value (Cost $1,553,803,235)	$1,563,055,553
Investments in affiliates, at value (Cost $14,420,450)	11,780,658
Total investments, at value (Cost $1,568,223,685)	1,574,836,211
Cash	10,011,737
Foreign currencies, at value (Cost $9,102,292)	8,996,968
Receivable for:
Investments sold	139,740,620
Interest and fees	12,903,017
Investments matured, at value (Cost $3,144,204)	235,678
Forward foreign currency contracts outstanding	12,497,459
Deferred offering costs	839,035
Other assets	425,903
Total assets	1,760,486,628

Liabilities:
Variable rate term preferred shares, at liquidation preference ($0.01 par value, 1,250 shares issued with liquidation preference of $100,000 per share)	125,000,000
Payable for:
Borrowings	359,000,000
Investments purchased	244,908,958
Dividends	116,477
Accrued fees to affiliates	4,005
Accrued interest expense	117,914
Accrued trustees’ and officers’ fees and benefits	10,000
Accrued other operating expenses	337,057
Upfront commitment fees	1,198,136
Total liabilities	730,692,547
Net assets applicable to common shares	$1,029,794,081

Net assets applicable to common shares consist of:
Shares of beneficial interest — common shares	$1,411,669,829
Undistributed net investment income	(3,055,076)
Undistributed net realized gain (loss)	(395,141,609)
Net unrealized appreciation	16,320,937
$1,029,794,081

Shares outstanding, $0.01 par value per share:
Common shares outstanding	74,094,284
Net asset value per common share	$13.90
Market value per common share	$12.63

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the six months ended August 31, 2014

(Unaudited)

Investment income:
Interest	$43,699,231
Dividends	1,251,504
Interest and dividends from affiliates	113,840
Other income	2,469,638
Total investment income	47,534,213

Expenses:
Advisory fees	9,225,231
Administrative services fees	119,408
Custodian fees	262,596
Interest, facilities and maintenance fees	2,724,023
Transfer agent fees	39,522
Trustees’ and officers’ fees and benefits	42,955
Other	330,916
Total expenses	12,744,651
Less: Fees waived	(4,684)
Net expenses	12,739,967
Net investment income	34,794,246

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(10,187,985)
Foreign currencies	37,293
Forward foreign currency contracts	4,151,228
(5,999,464)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,334,354)
Foreign currencies	1,043,281
Forward foreign currency contracts	16,445,553
10,154,480
Net realized and unrealized gain	4,155,016
Net increase in net assets resulting from operations	$38,949,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2014 and the year ended February 28, 2014

(Unaudited)

	August 31, 2014	February 28, 2014
Operations:
Net investment income	$34,794,246	$62,479,101
Net realized gain (loss)	(5,999,464)	10,175,170
Change in net unrealized appreciation	10,154,480	43,923,668
Net increase in net assets resulting from operations	38,949,262	116,577,939
Distributions to common shareholders from net investment income	(33,342,428)	(66,683,443)
Net increase in net assets resulting from operations applicable to common shares	5,606,834	49,894,496
Increase from transactions in common shares of beneficial interest	—	271,929
Net increase in net assets applicable to common shares	5,606,834	50,166,425

Net assets applicable to common shares:
Beginning of period	1,024,187,247	974,020,822
End of period (includes undistributed net investment income of $(3,055,076) and $(4,506,894) respectively)	$1,029,794,081	$1,024,187,247

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the six months ended August 31, 2014

(Unaudited)

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations applicable to common shares	$38,949,262

Adjustments to reconcile net increase in net assets to net cash provided by (used in) operating activities:
Purchases of investments	(963,614,343)
Proceeds from sales of investments	918,327,119
Net change in upfront commitment fees	(245,333)
Net change in transactions in forward foreign currency contracts	(16,445,553)
Amortization of loan fees	806,305
Increase in receivables and other assets	(1,976,151)
Accretion of discount on investment securities	(4,373,516)
Increase in accrued expenses and other payables	90,265
Net realized loss from investment securities	10,187,985
Net change in unrealized depreciation on investment securities	7,334,354
Net cash provided by (used in) operating activities	(10,959,606)

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from net investment income	(33,361,993)
Net proceeds from borrowings	28,000,000
Net cash provided by (used in) financing activities	(5,361,993)
Net increase (decrease) in cash and cash equivalents	(16,321,599)
Cash and cash equivalents at beginning of period	44,139,834
Cash and cash equivalents at end of period	$27,818,235

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$2,586,564

Notes to Financial Statements

August 31, 2014

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

26                         Invesco Dynamic Credit Opportunities Fund

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income are declared and paid monthly to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

27                         Invesco Dynamic Credit Opportunities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Term Preferred Shares (“VRTP Shares”), and interest and administrative expenses related to establishing and maintaining the credit agreement.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis at the rate prevailing in the currency exchange market at the time, or through forward foreign currency contracts to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

28                         Invesco Dynamic Credit Opportunities Fund

M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

N.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
O.

Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may

29                         Invesco Dynamic Credit Opportunities Fund

fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

R.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2016, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2014, the Adviser waived advisory fees of $4,684.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2014, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

30                         Invesco Dynamic Credit Opportunities Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

For the three months ended August 31, 2014, there were transfers from Level 1 to Level 2 of $656,508 due to securities not trading in an active market, from Level 1 to Level 3 of $4,153,729 and from Level 2 to Level 3 of $45,587,345 due to third-party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $15,559,786 due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,020,081,704	$154,699,167	$1,174,780,871
Notes	—	260,442,844	—	260,442,844
Structured Products	—	77,677,130	—	77,677,130
Equity Securities	10,816,181	44,909,464	6,209,721	61,935,366
	10,816,181	1,403,111,142	160,908,888	1,574,836,211
Forward Foreign Currency Contracts*	—	12,497,459	—	12,497,459
Total Investments	$10,816,181	$1,415,608,601	$160,908,888	$1,587,333,670

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the six months ended August 31, 2014:

	Beginning Balance, as of February 28, 2014	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of August 31, 2014
Variable Rate Senior Loan Interests	$83,725,277	$84,200,817	$(29,294,606)	$144,353	$(2,124,263)	$954,056	$35,914,533	$(18,821,000)	$154,699,167
Notes	1,865,968	386,162	—	—	—	—	—	(2,252,130)	—
Equity Securities	9,313,929	42,952	—	—	(4,090,000)	6,626,956	60,043	(5,744,159)	6,209,721
Total	$94,905,174	$84,629,931	$(29,294,606)	$144,353	$(6,214,263)	$7,581,012	$35,974,576	$(26,817,289)	$160,908,888

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2014:

Risk Exposure/Derivative Type	Value
	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$12,505,317	$(7,858)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the six months ended August 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$4,151,228
Change in Unrealized Appreciation:
Currency risk	16,445,553
Total	$20,596,781

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$473,676,558

31                         Invesco Dynamic Credit Opportunities Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
09/05/14	Goldman Sachs & Co.	EUR	140,000,000	USD	188,713,840	$183,955,045	$4,758,795
09/05/14	JPMorgan Chase Bank N.A.	EUR	130,000,000	USD	175,303,440	170,815,399	4,488,041
09/05/14	Goldman Sachs & Co.	GBP	59,500,000	USD	101,483,497	98,777,412	2,706,085
09/05/14	Goldman Sachs & Co.	GBP	4,000,000	USD	6,632,640	6,640,498	(7,858)
09/05/14	Goldman Sachs & Co.	SEK	200,000,000	USD	29,167,598	28,615,202	552,396
Total open forward foreign currency contracts — Currency Risk							$12,497,459

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
SEK	– Swedish Krona
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of August 31, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets & Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$8,017,276	$(7,858)	$8,009,418	$—	$—	$8,009,418
JPMorgan Chase Bank N.A.	4,488,041	—	4,488,041	—	—	4,488,041
Total	$12,505,317	$(7,858)	$12,497,459	$—	$—	$12,497,459

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets & Liabilities	Collateral Pledged		Net Amount
Counterparty				Financial Instruments	Cash
Goldman Sachs & Co.	$7,858	$(7,858)	$—	$—	$—	$—

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended August 31, 2014.

	Value 02/28/14	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 08/31/14	Interest/ Dividend Income
Targus International Inc. — Notes	$1,865,968	$386,162	$—	$—	$—	$2,252,130	$112,607
Targus International Inc. — Common Shares	759,566	—	—	(40,568)	—	718,998	—
Total	$2,625,534	$386,162	$—	$(40,568)	$—	$2,971,128	$112,607

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Effective August 29, 2014, Trustees will have the option to defer compensation payable by the Trust, and Trustees’ and Officers’ Fees and Benefits will include amounts accrued by the Trust to fund such deferred compensation amounts.

During the six months ended August 31, 2014, the Trust did not pay any legal fees for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Trust. A trustee of the Trust is Of Counsel of Skadden, Arps, Slate, Meagher & Flom LLP. Effective August 29, 2014, Skadden, Arps, Slate, Meagher & Flom LLP is no longer counsel to the Trust.

32                         Invesco Dynamic Credit Opportunities Fund

NOTE 7—Cash Balances and Borrowings

Effective August 27, 2014, the Fund has entered into a $400 million revolving credit and security agreement which will expire on August 25, 2015. The revolving credit and security agreement is secured by the assets of the Fund. Prior to August 27, 2014, the revolving credit and security agreement was $350 million.

During the six months ended August 31, 2014, the average daily balance of borrowing under the revolving credit and security agreement was $308,010,811 with a weighted interest rate of 1.08%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of August 31, 2014. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
David’s Bridal, Inc.	Asset-Backed Revolver Loan	$1,848,394	$ 1,719,006
Delta Air Lines, Inc.	Revolver Loan	1,032,274	6,861,525
Delta Air Lines, Inc.	Revolver Loan	7,019,463	1,006,467
Dream Secured BondCo AB	Revolver Loan	EUR 3,097,371	3,988,395
Equinox Holdings Inc.	Revolver Loan	837,825	777,082
Getty Images, Inc.	Revolver Loan	2,975,696	3,737,130
H.J. Heinz Co.	Revolver Loan	6,837,334	6,780,311
Lake at Las Vegas Joint Venture, LLC	PIK Exit Revolver Loan	40,531	12,261
Surgical Care Affiliates, LLC	Revolver Loan	6,250,000	6,206,563
Tunstall Group Finance Ltd.	Acquisition Facility Loan	GBP 4,000,000	4,486,623
Tyrol Acquisition 2 SAS	Revolver Loan	EUR 1,937,856	2,390,352
Vitalia Holdco S.a r.l.	Revolver Loan	EUR 2,000,000	2,612,973
			$40,578,688

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR – Euro

GBP – British Pound Sterling

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33                         Invesco Dynamic Credit Opportunities Fund

The Fund had a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$431,578	$—	$431,578
February 28, 2017	76,783,001	—	76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	73,094,677	73,094,677
	$310,644,983	$73,094,677	$383,739,660

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2014 was $998,320,953 and $922,240,268, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$59,581,948
Aggregate unrealized (depreciation) of investment securities	(65,011,847)
Net unrealized appreciation (depreciation) of investment securities	$(5,429,899)

Cost of investments for tax purposes is $1,580,266,110.

NOTE 11—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Six months ended August 31, 2014	Year ended February 28, 2014
Beginning shares	74,094,284	74,073,880
Shares issued through dividend reinvestment	—	20,404
Ending shares	74,094,284	74,094,284

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 12—Variable Rate Term Preferred Shares

On August 29, 2013, the Fund issued in the aggregate 1,250 VRTP Shares of the following series: (i) 2016/9-VTA C-1 (the “C-1 Series”), (ii) 2016/9-VTA C-2 (the “C-2 Series”), (iii) 2016/9-VTA C-3 (the “C-3 Series”), (iv) 2016/9-VTA C-4 (the “C-4 Series”) and (v) 2016/9-VTA L-1 (the “L-1 Series”), each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VRTP Shares on August 24, 2013 were used to repay a portion of the Fund’s outstanding borrowings under the existing revolving credit agreement. VRTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. The Fund is required to redeem all outstanding VRTP Shares on September 1, 2017, unless earlier redeemed, repurchased or extended. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. On or prior to the redemption date, the Fund will be required to segregate assets having a value equal to 110% of the redemption amount.

The Fund incurred costs in connection with the issuance of the VRTP Shares. These costs were recorded as a deferred charge and are being amortized over the 3 year life of the VRTP Shares. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations and the unamortized balance is included in Deferred offering costs on the Statement of Assets and Liabilities.

34                         Invesco Dynamic Credit Opportunities Fund

Dividends paid on the VRTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The rate for dividends was equal to the sum of an applicable base rate (defined below) plus a ratings spread of 1.20%-5.20%, which is based on the long term rating assigned to the VRTP Shares by Moody’s and Fitch.

Series	Applicable Base Rate
C-1 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CHARTA, LLC to purchase shares of the C-1 Series
C-2 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CAFCO, LLC to purchase shares of the C-2 Series
C-3 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CIESCO, LLC to purchase shares of the C-3 Series
C-4 Series	Equal to the weighted average interest rate paid or payable as interest on commercial paper notes issued by CRC Funding, LLC to purchase shares of the C-4 Series
L-1 Series	30 day London Interbank Offered Rate by Citibank in London, England

The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRTP Shares during the six months ended August 31, 2014 were $125,000,000 and 1.41%, respectively.

The Fund is subject to certain restrictions relating to the VRTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of VRTP Shares at liquidation preference.

The liquidation preference of VRTP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Variable rate term preferred shares on the Statement of Assets and Liabilities. Unpaid dividends on VRTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VRTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 13—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the six months ended August 31, 2014, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount*		Value
Barclays Bank PLC		$2,975,696	$ 3,737,130
Goldman Sachs Lending Partners LLC		8,685,727	8,499,317
Merrill Lynch Capital Services, Inc.	EUR	2,018,731	2,490,112
Total			$14,726,559

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

NOTE 14—Dividends

The Fund declared the following dividends from net investment income subsequent to August 31, 2014:

Declaration Date	Amount per Share	Record Date	Payable Date
September 2, 2014	$0.075	September 15, 2014	September 30, 2014
October 1, 2014	$0.075	October 16, 2014	October 31, 2014

35                         Invesco Dynamic Credit Opportunities Fund

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Six months ended August 28, 2014		Years ended February 28,				Year ended February 29, 2012	Seven months ended February 28, 2011		Years ended July 31,
			2014		2013					2010	2009
Net asset value per common share, beginning of period	$13.82		$13.15		$12.37		$13.29	$12.53		$11.00	$15.69
Net investment income(a)	0.47		0.84		0.91		0.84	0.43		0.80	1.07
Net gains (losses) on securities (both realized and unrealized)	0.06		0.73		0.77		(0.88)	0.93		1.79	(4.41)
Total from investment operations	0.53		1.57		1.68		(0.04)	1.36		2.59	(3.34)
Dividends from net investment income	(0.45)		(0.90)		(0.90)		(0.88)	(0.60)		(1.06)	(1.35)
Net asset value per common share, end of period	$13.90		$13.82		$13.15		$12.37	$13.29		$12.53	$11.00
Market value per common share, end of period	$12.63		$12.90		$13.29		$11.62	$12.83		$11.94	$10.00
Total return at net asset value(b)	4.14%		12.65%		14.13%		0.35%	11.30%
Total return at market value(c)	1.37%		4.04%		23.00%		(2.36)%	12.79%		30.65%	(11.84)%
Net assets applicable to common shares, end of period (000’s omitted)	$1,029,794		$1,024,187		$974,021		$916,236	$983,818		$927,104	$814,401
Portfolio turnover rate(d)(e)	61%		121%		129%		132%	88%		56%	36%

Ratios/supplement data based on average net assets applicable to common shares outstanding:
Ratio of expenses	2.45	%(f)(j)	2.25	%(j)	2.09	%(j)	2.21%	2.22	%(g)	2.29%	3.76%
Ratio of expenses excluding interest, facilities and maintenance fees	1.93	%(f)	1.82%		1.72%		1.86%	1.71	%(g)	1.74%	2.97%
Ratio of net investment income	6.70	%(f)	6.28%		7.15%		6.73%	5.72	%(g)	6.56%	10.42%

Senior indebtedness:
Total amount of preferred shares outstanding (000’s omitted)	$125,000		$125,000
Total borrowings (000’s omitted)	$359,000		$331,000		$240,000		$232,000	$281,000		$252,500	$214,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$4,217		$4,472		$5,058		$4,949	$4,501		$4,672	$4,806
Asset coverage per preferred share(i)	$923,835		$919,350
Liquidating preference per preferred share	$100,000		$100,000

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are annualized and based on average net assets (000’s omitted) of $1,029,863.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares and borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets and dividing by the total number of preferred shares outstanding.
(j)	Includes fee waivers which were less than $0.005 per share.

36                         Invesco Dynamic Credit Opportunities Fund

NOTE 16—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeal of the Transeastern Lenders is currently pending before the District Court. The First Lienholders, having paid its obligations under the bankruptcy plan, have been fully and finally released pursuant to a court order dated August 30, 2013.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

37                         Invesco Dynamic Credit Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the “Board”) of Invesco Dynamic Credit Opportunities Fund (the “Fund”) is required under the Investment Company Act of 1940 to approve annually the renewal of the investment advisory agreement with Invesco Advisers, Inc. (“Invesco Advisers”) and the Master Intergroup Sub-Advisory Contract (the “sub-advisory contracts”) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”). The Board considers the Fund’s relationship with Invesco Advisers and the Affiliated Sub-Advisers throughout the year and, during meetings held on March 5-6, 2014 and May 5-6, 2014, the Board considered matters related to the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts. During a contract renewal meeting held on May 6, 2014, all Trustees present and voting, and the disinterested or “independent” Trustees, who comprise more than 75% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process

The Board, acting directly and through its committees, meets throughout the year to review the performance of the Fund. Over the course of each year, the Board, acting directly and through its committees, meets with portfolio managers for the funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of the funds. The Board meets regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to the funds.

During the contract renewal process, the Trustees receive comparative performance and fee data regarding the funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (“Lipper”). The independent Trustees are assisted in their annual evaluation of the funds’ investment advisory agreements by fund counsel.

In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees recognized that the advisory fees for the Fund reflect the results of years of review and negotiation between the Trustees and Invesco Advisers, as well as with Van Kampen Asset Management, the funds’ predecessor investment adviser. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. The Board noted the willingness of Invesco Advisers personnel to engage in open and candid discussions with the Board. One Trustee may have weighed a particular piece of information differently than another Trustee.

The discussion below is a summary of the Board’s evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of May 6, 2014, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services. The Board also meets throughout the year with the Fund’s portfolio management team, which provides the Board with insight into their management of the Fund and the Fund’s performance. The Board’s review of the qualifications of Invesco Advisers and the portfolio management team to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.

In determining whether to continue the Fund’s investment advisory agreement, the

Board considered the prior relationship between Invesco Advisers (and previously Van Kampen Asset Management) and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and the greater uncertainty that may be associated with entering into a new relationship. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Fund such as various back office support functions, equity and fixed income trading operations, internal audit and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.

The Board reviewed the services capable of being provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who would provide such services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers, from time to time as necessary and appropriate, in managing the Fund. The Board concluded that the nature, extent and quality of the services capable of being provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance

The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s performance during the past one, two, three and five calendar years to the performance of funds in the Fund’s Lipper performance universe and against the applicable Lipper index. The Board noted that the Fund’s performance was in the first quintile of its performance universe for the one, two and three year periods and the second quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that the Fund’s performance

38 Invesco Dynamic Credit Opportunities Fund

was above the performance of the applicable Lipper index for the one, two, three and five year periods. The Board also considered the additional resources that Invesco Advisers had devoted to further develop its fixed income platform. In light of these considerations, the Board concluded the Fund’s performance was consistent with its investment objective and policies under applicable market conditions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers

The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate of funds in its expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.

The Board reviewed not only the advisory fees but other fees and expenses (whether paid to Invesco Advisers, its affiliates or others) and the Fund’s overall expense ratio.

The Board also compared the strategy of the Fund to that of other client accounts of Invesco Advisers and the Affiliated Sub-Advisers and considered, as applicable, the fees charged to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services than to registered fund clients, such as the Fund. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to registered fund clients, including the Fund, relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of shareholder reports, efforts to support secondary market trading of the Fund’s shares, preparation of financial information and regulatory compliance under the Investment Company Act of 1940, as amended, and stock exchange listing standards, including preparation for, coordinating the solicitation of proxies for, and conducting annual shareholder meetings. The Board noted that sub-advisory fees charged by the Affiliated Sub-Advisers to manage registered fund clients and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Fund were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.

The Board also considered the services capable of being provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that, to the extent the Fund were to utilize the Affiliated Sub-Advisers, Invesco Advisers would provide services related to oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.

Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund, like most closed-end funds, does not have fund level breakpoints because closed-end funds generally do not experience substantial asset growth after the initial public offering. The Board noted that although the Fund does not benefit from economies of scale through contractual breakpoints, the Fund does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the registered fund clients and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services for the year ended December 31, 2013. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the other funds overseen by the Board. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the other funds overseen by the Board. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Fund. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Fund. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

39 Invesco Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Dynamic Credit Opportunities Fund (the “Fund”) was held on August 29, 2014. The Meeting was held for the following purposes:

(1)	Elect four Class I Trustees, three by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, and one by the holders of Preferred Shares, voting separately, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2016 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(1)	Albert R. Dowden	61,967,460	678,628	664,416
	Dr. Prema Mathai-Davis	61,950,069	706,562	653,873
	Raymond Stickel, Jr.	61,972,516	649,166	688,822
	Hugo F. Sonnenschein(P)	1,250	0	0

(2)	Elect five Class II Trustees, four by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, and one by the holders of Preferred Shares, voting separately, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2017 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(2)	David C. Arch	61,962,860	658,632	689,012
	Dr. Larry Soll	61,911,783	719,804	678,917
	Philip A. Taylor	61,984,173	624,910	701,421
	Suzanne H. Woolsey	61,565,822	1,095,878	648,804
	Frank S. Bayley(P)	1,250	0	0

(3)	Elect five Class III Trustees by the holders of Common Shares and the holders of Preferred Shares voting together as a single class, each of whom will serve until the later of the Fund’s annual meeting of shareholders in 2015 or until a successor shall have been duly elected and qualified.

The results of the voting on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain
(3)	James T. Bunch	61,934,308	696,545	679,651
	Bruce L. Crockett	61,945,981	691,972	672,551
	Rodney F. Dammeyer	61,947,170	697,863	665,471
	Jack M. Fields	62,032,171	603,159	675,174
	Martin L. Flanagan	62,092,586	591,127	626,791

(P)	Election of Trustee by preferred shareholders only.

40                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043	VK-CE-DCO-SAR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of August 20, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 20, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	November 7, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	November 7, 2014

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.